EXHIBIT 99.1

MORGAN STANLEY
Securitized Products Group
                                Morgan Stanley


Preliminary Term Sheet                          Date Prepared: January 20, 2004

                                  MSM 2004-1
                      Morgan Stanley Mortgage Loan Trust


Deal Summary:                Offering consists of approximately [$349,000,000]
                             of Senior Certificates +/- 5%. The trust fund will be divided into two groups. Loan Group 1 consists of 15-year
                             Approximately fixed-rate collateral.
                             [$194,000,000] of Senior Certificates with a pass-through rate of 5.0% +/- 0.50% will be related to Loan Group 1. Loan Group 2 consists of 30-year fixed-rate
                             Approximately collateral.
                             [$155,000,000] in Senior Certificates with a pass-through rate of 5.5% +/- 0.50% will be related to Loan Group 2.

Issuer:                      MSM Series 2004-1

Underwriter:                 Morgan Stanley

Co-Master Servicer/
Securities Administrator:    Wells Fargo Bank, N.A.

Co-Master Servicer:          Washington Mutual Mortgage Securities Corp.

Depositor:                   Morgan Stanley Capital I, Inc.

Trustee and Custodian:       Deutsche Bank National Trust Company

Type of Issuance:            Public

Rating Agencies:             The Senior Certificates will be rated by 2 out of
                             the 3 major rating agencies: S&P, Fitch, and Moody's

Cut-off Date:                January 1, 2004. The statistical information
                             presented in this Preliminary Term Sheet relates to the pool of mortgage loans as of the Cut-off
                             Date. We refer to that pool as the preliminary pool. Some of the mortgage loans in either loan group included in the preliminary pool may not be included in the final pool as a result of prepayments or the failure of these mortgage loans to meet the eligibility requirements established for the trust.

Closing Date:                January 30, 2004

Distribution Date:           The 25th day of each month (or if not a business
                             day, the next succeeding business day),
                             commencing in February 2004.






This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Certificates:                The "Senior Certificates" will consist of one or
                             more classes of Class A Certificates related to each loan group (this may include WAC IO and WAC
                             PO Classes) and the Class A-R Certificates. The
                             "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class
                             B-5 and Class B-6 Certificates. The Senior
                             Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". The Senior Certificates and the
                             Class B-1, Class B-2, and Class B-3 Certificates
                             (collectively, the "Offered Certificates") are being offered publicly.

Structure:                   Senior/Subordinate, shifting interest with a five
                             year prepayment lockout to the subordinate certificates.

                             The prepayment percentages on the Subordinate Certificates are as follows:

                             February 2004 - January 2009 0% Pro Rata Share February 2009 - January 2010 30% Pro Rata Share
                             February 2010 - January 2011   40%  Pro Rata Share
                             February 2011 - January 2012   60%  Pro Rata Share
                             February 2012 - January 2013 80% Pro Rata Share February 2013 and thereafter 100% Pro Rata Share

Credit Support:              Approximately 3.00% +/-0.50% for the Senior
                             Certificates in the form of subordination with a five year shifting interest structure


Accrual Period:              The interest accrual period (the "Accrual
                             Period") with respect to the fixed rate classes for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis), and with respect to any non delay, floating rate classes, that may be created, the Distribution
                             Date will be the period beginning on the 25th day of the month (or, in the case of the first
                             Distribution Date, the Closing Date) and ending on the 24th day of the month (on a 30/360 basis).

Servicer Advancing:          Yes, to the extent deemed recoverable.


Registration:                The Offered Certificates will be made available
                             in book-entry form through DTC (except for the Class A-R Certificates which are physical), and upon request only, through Clearstream,
                             Luxembourg and Euroclear system.

Federal Tax Treatment:       It is anticipated that the Offered Certificates,
                             other than the Class A-R Certificates, will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:           The Offered Certificates, other than the Class
                             A-R Certificates, are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Senior Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

SMMEA Treatment:             The Senior Certificates and the Class
                             B-1 Certificates are expected to constitute
                             "mortgage related securities" for purposes of SMMEA.

Optional Termination:        The terms of the transaction allow for the
                             certificates to be redeemed and/or
                             retired once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call
                             Date").

Minimum Denomination:        Senior Certificates - $25,000, Retail Classes of
                             Senior Certificates - $1,000 Class B-1, Class
                             B-2, and Class B-3 - $100,000

Pricing Prepayment
Speed: The Group 1 Senior Certificates will be priced to a prepayment speed of 300% PSA. The Group 2 Senior Certificates will be priced to a prepayment speed of 100% PPC. 100% PPC assumes a constant prepayment rate ("CPR") of 6.00% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the Mortgage Loans and an additional approximately 1.27272727% per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, 100% PPC assumes a constant prepayment rate of 20% per annum each month.

Allocation of
Realized Losses:             Any realized losses on the Mortgage Loans in a
                             loan group will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A Certificates related to that loan group, pro rata, in reduction of their principal balance.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Mortgage Loans:              The trust will consist of fixed-rate mortgage
                             loans secured by first liens on one- to
                             four-family residential properties with an aggregate principal balance as of the Cut-off
                             Date of approximately $376,342,988, (the
                             "Mortgage Loans"). Substantially all of the Mortgage Loans have original terms to maturity of approximately 15 or 30 years and were acquired by Morgan Stanley Mortgage Capital Inc.

                             -----------------------------------------------------------------------------------------
                              Group 1 Preliminary Mortgage Pool Data (approximate)
                             -----------------------------------------------------------------------------------------
                              Total Outstanding Principal Balance                                     $213,277,399
                              Number of Mortgage Loans                                                         521
                              Average Original Principal Balance                                          $425,063
                              Weighted Average Mortgage Interest Rate                                      5.4405%
                              Weighted Average Maturity                                                 172 months
                              Weighted Average Seasoning                                                  8 months
                              Weighted Average Original Loan to Value Ratio                                 57.47%
                              Weighted Average FICO Score                                                      736
                              Owner Occupied                                                                96.99%
                              Cash-out Refinance                                                            25.16%
                              Geographic Distribution (% CA)                                                47.15%
                              Single Family Dwelling                                                        69.72%
                             -----------------------------------------------------------------------------------------

                             -----------------------------------------------------------------------------------------
                              Group 2 Preliminary Mortgage Pool Data (approximate)
                             -----------------------------------------------------------------------------------------
                              Total Outstanding Principal Balance                                     $163,065,589
                              Number of Mortgage Loans                                                         435
                              Average Original Principal Balance                                          $377,618
                              Weighted Average Mortgage Interest Rate                                      6.2382%
                              Weighted Average Maturity                                                 353 months
                              Weighted Average Seasoning                                                  5 months
                              Weighted Average Original Loan to Value Ratio                                 70.67%
                              Weighted Average FICO Score                                                      725
                              Owner Occupied                                                                95.02%
                              Cash-out Refinance                                                            21.39%
                              Geographic Distribution (% CA)                                                42.10%
                              Single Family Dwelling                                                        73.77%
                             -----------------------------------------------------------------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     521 records
Preliminary Pool; Pool 1 - 15 Year                                                                             Balance: 213,277,399
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Mortgage Rates (%)             Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                     8        3,388,680.25            1.59          4.500          59.61           71.2        755
4.501 - 5.000                    38       16,956,664.62            7.95          4.916          51.20           91.5        750
5.001 - 5.500                   304      138,431,427.09           64.91          5.354          56.15           74.4        742
5.501 - 6.000                   120       44,983,747.21           21.09          5.743          61.68           45.9        720
6.001 - 6.500                    22        5,595,587.59            2.62          6.246          66.34           19.7        692
6.501 - 7.000                    20        2,954,809.89            1.39          6.767          68.12            0.0        681
7.001 - 7.500                     7          550,076.60            0.26          7.357          76.77            0.0        691
7.501 - 8.000                     2          416,406.16            0.20          7.734          61.91            0.0        669
--------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.5000
Maximum: 7.7500
Weighted Average: 5.4405
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private
Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 1 of 8






Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     521 records
Preliminary Pool; Pool 1 - 15 Year                                                                             Balance: 213,277,399
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
Original Mortgage Loan      Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Principal Balance ($)          Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 100,000.00                39        2,384,171.14            1.12          6.187          57.35           17.0        719
100,000.01 - 200,000.00          44        5,654,730.03            2.65          5.926          58.53            1.8        717
200,000.01 - 300,000.00           8        1,951,723.62            0.92          5.577          68.41           27.1        722
300,000.01 - 400,000.00         140       48,855,671.45           22.91          5.502          59.83           62.8        731
400,000.01 - 500,000.00         149       64,607,214.94           30.29          5.401          59.17           68.6        738
500,000.01 - 600,000.00          66       35,156,743.16           16.48          5.332          57.32           71.1        740
600,000.01 - 700,000.00          48       29,605,282.86           13.88          5.403          55.99           73.2        740
700,000.01 - 800,000.00           4        3,004,229.22            1.41          5.405          61.61           75.6        721
800,000.01 - 900,000.00          12        9,911,445.58            4.65          5.304          48.07           91.7        756
900,000.01 - 1,000,000.00         5        4,836,412.51            2.27          5.550          42.96           79.8        713
1,000,000.01 - 1,500,000.00       6        7,309,774.90            3.43          5.527          50.42           66.1        741
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 22,000.00
Maximum: 1,490,000.00
Average: 425,063.03
Total: 221,457,837.00
-------------------------------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private
Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 2 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     521 records
Preliminary Pool; Pool 1 - 15 Year                                                                             Balance: 213,277,399
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
Original Subject            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Loan-to-Value Ratio (%)        Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

<= 50.00                        152       67,514,238.76           31.66          5.378          38.86           74.8        742
50.01 - 55.00                    45       18,165,625.80            8.52          5.339          52.97           78.0        742
55.01 - 60.00                    62       23,391,934.96           10.97          5.418          57.70           58.3        740
60.01 - 65.00                    67       29,154,308.45           13.67          5.413          62.72           68.2        742
65.01 - 70.00                    64       26,612,514.42           12.48          5.434          67.97           59.2        736
70.01 - 75.00                    60       23,937,792.23           11.22          5.579          73.23           56.4        721
75.01 - 80.00                    63       23,294,903.69           10.92          5.577          78.38           62.7        721
80.01 - 85.00                     3          461,773.08            0.22          5.775          83.82           77.7        700
85.01 - 90.00                     3          335,006.94            0.16          7.230          88.93            0.0        699
90.01 - 95.00                     2          409,301.08            0.19          6.187          92.66           79.2        735
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.24
Maximum: 95.00
Weighted Average by Original Balance: 57.38
Weighted Average by Current Balance: 57.47
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Loans with PMI over 80 LTV     Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

N                                 2          682,956.26           56.63          5.744          87.55          100.0        722
Y                                 6          523,124.84           43.37          7.070          89.15            0.0        698
-------------------------------------------------------------------------------------------------------------------------------
Total:                            8        1,206,081.10          100.00          6.319          88.24           56.6        712
-------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private
Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 3 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     521 records
Preliminary Pool; Pool 1 - 15 Year                                                                             Balance: 213,277,399
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Seasoning                      Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

1 - 3                            46        5,743,917.39            2.69          6.325          65.55            9.9        707
4 - 6                           178       72,188,404.46           33.85          5.384          58.73           66.7        744
7 - 9                           173       78,935,864.68           37.01          5.383          58.10           69.3        732
10 - 12                         121       55,582,821.98           26.06          5.494          53.88           69.5        735
13 - 15                           3          826,390.90            0.39          6.129          73.26           83.6        685
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 15
Weighted Average: 8.
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
Geographic                        of              Total           Total       Weighted       Original        Percent
Distribution                Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
by Balance                     Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

California                      226      100,569,063.33           47.15          5.389          54.83           70.2        740
Virginia                         28       12,148,973.39            5.70          5.405          59.83           51.4        736
New York                         26       11,932,171.40            5.59          5.570          55.20           66.4        739
Texas                            22        9,755,554.21            4.57          5.466          63.38           76.2        732
New Jersey                       24        9,232,536.43            4.33          5.479          58.42           45.0        740
Maryland                         24        8,316,530.26            3.90          5.441          57.63           72.1        722
Connecticut                      15        7,528,825.58            3.53          5.335          51.65           82.4        746
Michigan                         11        5,591,581.83            2.62          5.414          58.24           70.9        762
Florida                          20        4,964,848.79            2.33          5.669          62.30           57.4        708
Georgia                          13        4,851,472.40            2.27          5.423          66.70           70.0        730
Other                           112       38,385,841.79           18.00          5.527          61.84           62.5        727
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  38
-------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private
Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================






                                                      Page 4 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     521 records
Preliminary Pool; Pool 1 - 15 Year                                                                             Balance: 213,277,399
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
Top 10 City                 Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Concentrations                 Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Los Angeles CA                   18        9,792,461.85            4.59          5.559          54.82            72.1       723
Huntington Beach CA               6        3,181,644.69            1.49          5.370          53.94            87.2       746
Beverly Hills CA                  6        3,104,844.06            1.46          5.193          29.59            86.6       751
Manhattan Beach CA                5        2,479,238.17            1.16          5.425          48.01           100.0       749
Irvine CA                         5        2,271,445.21            1.07          5.486          54.91            48.7       757
Ann Arbor MI                      3        1,998,576.30            0.94          5.436          56.35            51.1       762
Fairfax Station VA                4        1,969,709.43            0.92          5.356          53.91            20.4       726
Atlanta GA                        3        1,940,086.18            0.91          5.378          61.49            76.3       710
Potomac MD                        3        1,909,794.21            0.90          5.347          45.75           100.0       712
Newport Beach CA                  3        1,825,833.33            0.86          5.184          40.22            31.7       726
Other                           465      182,803,765.98           85.71          5.444          58.61            66.3       736
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47            66.9       736
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
Top 10                            of              Total           Total       Weighted       Original        Percent
Zip Code                    Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Concentrations                 Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

92648                             5        2,628,943.10            1.23          5.474          53.65           84.5        745
90266                             5        2,479,238.17            1.16          5.425          48.01          100.0        749
48105                             3        1,998,576.30            0.94          5.436          56.35           51.1        762
22039                             4        1,969,709.43            0.92          5.356          53.91           20.4        726
20854                             3        1,909,794.21            0.90          5.347          45.75          100.0        712
90020                             2        1,808,211.77            0.85          5.809          37.06          100.0        697
90275                             4        1,775,535.43            0.83          5.181          42.58          100.0        727
91302                             4        1,694,980.49            0.79          5.647          51.08           54.2        735
92064                             2        1,606,052.24            0.75          5.375          57.96          100.0        739
90402                             2        1,603,721.74            0.75          5.692          57.35            0.0        751
Other                           487      193,802,636.53           90.87          5.438          58.19           66.4        736
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
-------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private
Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================



                                                      Page 5 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     521 records
Preliminary Pool; Pool 1 - 15 Year                                                                             Balance: 213,277,399
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Property Type                  Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Single Family Residence         372      148,695,834.86           69.72          5.442          57.08            67.9       735
PUD                             122       53,655,877.42           25.16          5.402          58.22            66.4       736
Condo                            13        5,463,224.56            2.56          5.445          59.56            81.5       767
Townhouse                         5        3,188,544.72            1.50          5.580          52.07            53.3       752
2-4 Family                        9        2,273,917.85            1.07          6.038          67.73             0.0       700
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47            66.9       736
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Occupancy                      Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Primary                         496      206,855,731.26           96.99          5.433          57.35           67.4        736
Second Home                      12        4,056,188.87            1.90          5.516          60.49           60.6        744
Investment                       13        2,365,479.28            1.11          5.945          63.30           34.7        730
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Purpose                        Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Refinance - Rate Term           342      149,474,448.70           70.08          5.391          55.30           69.7        742
Refinance - Cashout             148       53,660,785.33           25.16          5.533          61.86           63.9        722
Purchase                         31       10,142,165.38            4.76          5.676          66.29           42.4        730
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
-------------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private
Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================



                                                      Page 6 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     521 records
Preliminary Pool; Pool 1 - 15 Year                                                                             Balance: 213,277,399
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Documentation Level            Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Full/Alt                        302      142,731,869.65           66.92          5.348          56.18           100.0       742
Stated                          162       62,673,555.37           29.39          5.554          59.79             0.0       726
No Documentation                 44        5,913,351.53            2.77          6.280          60.37             0.0       701
Streamline                       13        1,958,622.86            0.92          6.024          68.84             0.0       707
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47            66.9       736
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
FICO                        Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Score                          Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Unknown                           1          103,981.71            0.05          6.875          59.72            0.0          0
601 - 625                         5        1,729,974.98            0.81          5.889          61.73           67.7        624
626 - 650                        10        2,664,013.74            1.25          5.963          70.72           44.7        636
651 - 675                        38       14,081,005.81            6.60          5.830          58.44           35.6        666
676 - 700                        66       24,777,780.25           11.62          5.529          63.80           61.6        689
701 - 725                        86       34,304,939.34           16.08          5.503          59.43           55.2        713
726 - 750                       111       46,846,533.35           21.97          5.384          56.86           71.0        739
751 - 775                       119       51,574,579.38           24.18          5.355          53.75           72.7        762
776 - 800                        76       33,269,424.52           15.60          5.290          55.30           83.6        786
801 - 825                         9        3,925,166.33            1.84          5.426          60.64           66.7        804
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 621
Maximum: 808
Weighted Average: 736
-------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private
Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================



                                                      Page 7 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     521 records
Preliminary Pool; Pool 1 - 15 Year                                                                             Balance: 213,277,399
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Prepayment Penalty Flag        Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

N                               519      212,987,173.25           99.86          5.439          57.44            67.0       736
Y                                 2          290,226.16            0.14          6.895          80.66             0.0       697
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47            66.9       736
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Prepayment Penalty Term        Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

0                               519      212,987,173.25           99.86          5.439          57.44           67.0        736
60                                2          290,226.16            0.14          6.895          80.66            0.0        697
-------------------------------------------------------------------------------------------------------------------------------
Total:                          521      213,277,399.41          100.00          5.441          57.47           66.9        736
-------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private
Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan
Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================



                                                      Page 8 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     435 records
Preliminary Pool; Pool 2 - 30 Year                                                                             Balance: 163,065,589
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Mortgage Rates (%)             Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

5.001 - 5.500                    41       18,364,685.01           11.26          5.437          66.52            87.1       736
5.501 - 6.000                   162       73,272,170.09           44.93          5.850          68.80            53.2       735
6.001 - 6.500                   102       37,966,615.52           23.28          6.292          67.21            39.0       725
6.501 - 7.000                    52       11,868,928.78            7.28          6.840          73.72            18.9       699
7.001 - 7.500                    36        9,764,903.79            5.99          7.381          79.52             8.3       694
7.501 - 8.000                    20        5,633,389.32            3.45          7.803          87.41             0.0       689
8.001 - 8.500                    19        4,795,484.34            2.94          8.373          90.72             0.0       700
8.501 - 9.000                     2        1,032,032.80            0.63          8.810          92.39             0.0       686
9.001 - 9.500                     1          367,378.95            0.23          9.375          95.00             0.0       620
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67            44.7       725
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.1250
Maximum: 9.3750
Weighted Average: 6.2382
-------------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley
International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE
CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 1 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     435 records
Preliminary Pool; Pool 2 - 30 Year                                                                             Balance: 163,065,589
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
Original Mortgage Loan      Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Principal Balance ($)          Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

0.01 - 100,000.00                26        1,882,533.52            1.15          6.941          73.14            25.7       695
100,000.01 - 200,000.00          67       10,236,819.71            6.28          6.771          75.99            20.3       688
200,000.01 - 300,000.00          25        6,214,413.40            3.81          6.802          73.17             4.1       696
300,000.01 - 400,000.00         109       39,394,619.76           24.16          6.483          73.90            38.3       718
400,000.01 - 500,000.00         128       56,797,805.86           34.83          6.058          68.27            54.2       738
500,000.01 - 600,000.00          43       23,157,678.00           14.20          6.044          70.04            41.9       726
600,000.01 - 700,000.00          30       19,020,768.19           11.66          6.036          69.82            56.8       726
700,000.01 - 800,000.00           2        1,496,746.99            0.92          6.069          67.02            48.9       686
800,000.01 - 900,000.00           1          878,892.87            0.54          6.375          68.15           100.0       741
900,000.01 - 1,000,000.00         4        3,985,310.30            2.44          5.938          63.85            50.0       748
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67            44.7       725
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 33,500.00
Maximum: 1,000,000.00
Average: 377,618.36
Total: 164,263,985.00
-------------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley
International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE
CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 2 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     435 records
Preliminary Pool; Pool 2 - 30 Year                                                                             Balance: 163,065,589
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
Original Subject            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Loan-to-Value Ratio (%)        Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

<= 50.00                         40       15,007,863.54            9.20          6.047          41.51            45.2       743
50.01 - 55.00                    12        5,118,651.59            3.14          5.963          52.88            74.4       731
55.01 - 60.00                    26        9,415,417.49            5.77          5.833          57.80            64.0       757
60.01 - 65.00                    43       18,687,979.06           11.46          6.045          63.11            36.3       738
65.01 - 70.00                    60       25,631,598.35           15.72          6.039          68.05            40.3       728
70.01 - 75.00                    56       23,428,973.56           14.37          6.094          73.38            44.8       721
75.01 - 80.00                   128       45,272,078.58           27.76          6.140          78.87            54.2       715
80.01 - 85.00                     6        1,604,572.34            0.98          6.908          83.90            22.3       697
85.01 - 90.00                    29        8,678,205.43            5.32          7.449          88.97            13.0       702
90.01 - 95.00                    35       10,220,248.66            6.27          7.519          94.50            25.0       705
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67            44.7       725
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.43
Maximum: 95.00
Weighted Average by Original Balance: 70.69
Weighted Average by Current Balance: 70.67
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Loans with PMI over 80 LTV     Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Y                                60       16,871,564.26           82.29          7.699          91.54            9.2        702
N                                10        3,631,462.17           17.71          6.245          90.37           68.4        708
-------------------------------------------------------------------------------------------------------------------------------
Total:                           70       20,503,026.43          100.00          7.442          91.33           19.7        703
-------------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley
International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE
CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 3 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     435 records
Preliminary Pool; Pool 2 - 30 Year                                                                             Balance: 163,065,589
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Seasoning                      Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

<= 0                              3          802,550.00            0.49          5.972          80.09            75.7       709
1 - 3                           145       37,694,912.94           23.12          6.761          74.20            27.9       705
4 - 6                           172       73,635,256.01           45.16          5.997          70.49            56.2       731
7 - 9                           106       48,321,988.80           29.63          6.140          67.68            40.0       731
10 - 12                           7        1,732,037.15            1.06          7.738          85.51            23.1       714
13 - 15                           2          878,843.70            0.54          6.704          60.99            61.4       685
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67            44.7       725
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 15
Weighted Average: 5.
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
Geographic                        of              Total           Total       Weighted       Original        Percent
Distribution                Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
by Balance                     Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

California                      162       68,643,312.00           42.10          6.081          67.36           43.8        733
Texas                            30       13,147,797.84            8.06          5.857          69.50           81.2        721
Virginia                         28       11,199,796.39            6.87          6.302          75.68           22.7        737
Massachusetts                    18        6,355,802.02            3.90          6.463          72.30           51.9        723
Maryland                         17        6,110,594.75            3.75          6.317          76.69           42.7        723
Florida                          24        6,065,362.89            3.72          6.913          73.49           16.2        710
New York                         19        5,134,901.96            3.15          6.705          73.37           31.5        716
Illinois                         15        5,114,920.93            3.14          6.480          71.64           68.7        679
New Jersey                       15        4,814,875.42            2.95          6.564          76.28            7.9        705
Arizona                          10        4,549,819.41            2.79          6.399          71.98           54.0        725
Other                            97       31,928,404.99           19.58          6.336          72.87           46.0        717
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67           44.7        725
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  36
-------------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley
International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE
CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 4 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     435 records
Preliminary Pool; Pool 2 - 30 Year                                                                             Balance: 163,065,589
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
Top 10 City                 Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Concentrations                 Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Los Angeles CA                   14        5,832,628.05            3.58          6.090          68.00            32.1       723
San Diego CA                      8        3,014,900.85            1.85          5.922          72.54            88.1       714
Austin TX                         6        2,789,211.40            1.71          5.615          64.99            64.2       725
Dallas TX                         5        2,665,484.07            1.63          5.796          68.44           100.0       729
Alexandria VA                     5        2,394,471.49            1.47          5.724          71.28            43.5       740
Las Vegas NV                      7        2,208,713.56            1.35          6.925          81.60            16.2       729
Carlsbad CA                       4        1,840,839.13            1.13          5.962          67.91            51.9       719
Oakland CA                        3        1,586,147.53            0.97          5.758          59.44            40.9       771
Houston TX                        4        1,571,576.23            0.96          6.273          63.62            86.0       747
Irvine CA                         3        1,470,957.88            0.90          5.894          65.54            25.0       736
Other                           376      137,690,658.41           84.44          6.283          71.02            42.9       724
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67            44.7       725
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
Top 10                            of              Total           Total       Weighted       Original        Percent
Zip Code                    Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Concentrations                 Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

92657                             2        1,635,686.83            1.00          5.951          66.38            0.0        782
75205                             3        1,551,856.34            0.95          5.712          67.37          100.0        718
85253                             2        1,461,089.56            0.90          5.819          55.92           68.1        740
92130                             3        1,424,374.19            0.87          5.564          73.32          100.0        734
92009                             3        1,333,923.72            0.82          5.947          67.52           71.6        719
94952                             3        1,264,113.04            0.78          5.667          63.10           68.6        740
95762                             2        1,210,334.84            0.74          6.835          75.52            0.0        692
78730                             2        1,075,194.19            0.66          5.450          52.50          100.0        712
33316                             1          999,073.80            0.61          6.375          64.52            0.0        785
55343                             1          997,955.91            0.61          5.875          66.67          100.0        664
Other                           413      150,111,986.18           92.06          6.267          71.12           43.3        724
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67           44.7        725
-------------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley
International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE
CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 5 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     435 records
Preliminary Pool; Pool 2 - 30 Year                                                                             Balance: 163,065,589
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Property Type                  Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Single Family Residence         317      120,296,574.48           73.77          6.226          70.47            48.3       723
PUD                              77       31,536,192.23           19.34          6.191          71.04            39.7       731
Condo                            24        7,345,886.27            4.50          6.485          70.28            26.9       736
2-4 Family                       17        3,886,935.62            2.38          6.536          74.49             6.5       709
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67            44.7       725
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Occupancy                      Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Primary                         401      154,948,825.97           95.02          6.225          70.86           46.0        725
Investment                       22        4,099,904.12            2.51          6.805          72.65            9.5        698
Second Home                      12        4,016,858.51            2.46          6.155          61.22           29.1        729
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67           44.7        725
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Purpose                        Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Refinance - Rate Term           200       88,275,287.04           54.13          5.941          66.34           48.1        737
Purchase                        127       39,916,447.94           24.48          6.849          82.21           28.5        715
Refinance - Cashout             108       34,873,853.62           21.39          6.292          68.42           54.4        702
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67           44.7        725
-------------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley
International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE
CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 6 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     435 records
Preliminary Pool; Pool 2 - 30 Year                                                                             Balance: 163,065,589
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Documentation Level            Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Full/Alt                        171       72,817,659.39           44.66          5.863          68.97           100.0       721
Stated                          159       60,635,291.68           37.18          6.152          67.90             0.0       739
No Documentation                 96       26,178,552.25           16.05          7.460          81.88             0.0       698
Streamline                        5        2,426,150.38            1.49          6.354          66.82             0.0       750
Unknown                           4        1,007,934.90            0.62          6.483          78.11             0.0       684
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67            44.7       725
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
FICO                        Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Score                          Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

Unknown                           4        1,649,754.26            1.01          5.976          70.91          100.0          0
576 - 600                         2          222,994.35            0.14          7.067          82.66          100.0        595
601 - 625                         7        1,754,340.40            1.08          7.712          84.18           24.3        620
626 - 650                        44       11,392,398.39            6.99          6.819          75.95           39.0        636
651 - 675                        41       15,960,602.36            9.79          6.176          73.56           71.7        662
676 - 700                        67       20,503,771.99           12.57          6.533          74.81           43.6        688
701 - 725                        60       23,009,479.73           14.11          6.337          72.37           40.7        714
726 - 750                        79       31,923,806.27           19.58          6.182          70.19           33.3        737
751 - 775                        75       31,960,597.53           19.60          6.046          69.31           48.6        763
776 - 800                        50       22,743,444.73           13.95          5.918          62.74           40.5        785
801 - 825                         6        1,944,398.59            1.19          5.702          61.51           48.9        806
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67           44.7        725
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 595
Maximum: 819
Weighted Average: 725
-------------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley
International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE
CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 7 of 8



Conduit Fixed Rate Securitization                                                                                    MORGAN STANLEY
Collateral Analysis                                                                                                     435 records
Preliminary Pool; Pool 2 - 30 Year                                                                             Balance: 163,065,589
===================================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Prepayment Penalty Flag        Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

N                               422      159,136,823.46           97.59          6.231          70.67            45.5       724
Y                                13        3,928,765.14            2.41          6.520          70.73            12.4       729
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67            44.7       725
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                              Number                               % of                       Average
                                  of              Total           Total       Weighted       Original        Percent
                            Mortgage            Current         Current        Average        Subject       Full-Alt       FICO
Prepayment Penalty Term        Loans            Balance         Balance         Coupon            LTV            Doc      Score
-------------------------------------------------------------------------------------------------------------------------------

0                               422      159,136,823.46           97.59          6.231          70.67           45.5        724
12                                2          573,980.65            0.35          6.500          51.42           71.7        743
36                                5        1,726,066.47            1.06          6.587          79.89            0.0        705
60                                6        1,628,718.02            1.00          6.456          67.83            4.6        750
-------------------------------------------------------------------------------------------------------------------------------
Total:                          435      163,065,588.60          100.00          6.238          70.67           44.7        725
-------------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley
International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE
CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================


                                                      Page 8 of 8